UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 12, 2008 (August 12, 2008)
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Introgen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21291	74-2704230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 708-9310
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2008, James E. Rothman, Ph.D., was elected to the Board of Directors of Introgen Therapeutics, Inc. (“Introgen”) as a Class III director in accordance with Introgen’s bylaws and certificate of incorporation, each as amended, to fill the vacancy created by the additional director seat approved by the Board of Directors on August 12, 2008 (see Item 5.03 below).  On August 12, 2008, Introgen issued a press release announcing the election of Dr. Rothman to the Board of Directors.  A copy of this press release is attached hereto as Exhibit 99.1.

On August 12, 2008, Dr. Rothman was granted options to purchase shares of Introgen common stock pursuant to our 2000 Stock Plan.  The first grant of options was for 33,600 shares of our Common Stock for service on our Board of Directors and the shares subject to such option will vest and become exercisable as to one thirty-sixth (1/36th) of the total number of shares subject to the option on the first day of each full month after the date of grant, subject to Dr. Rothman’s continued service to us.  Dr. Rothman also received grants of options to purchase 125,000 shares of our Common Stock and 20,000 shares of our Common Stock, for service on our Board of Directors and for service on the Board of Directors of our subsidiary, Introgen Technical Services, Inc., respectively, and in each case, the shares subject to such options will vest and become exercisable as to one twelfth (1/12th) of the total number of shares subject to such option on the first day of each full month after the date of grant, subject to Dr. Rothman’s continued service to us.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2008, our Board of Directors approved an amendment, effective immediately, to its Bylaws to increase the number of authorized directors from seven to eight directors.  The added director seat will be a Class III director.  As a result, the number of authorized directors will be eight with three directors in Class II and Class III and two directors in Class I. The terms of office of our Class III directors, will expire at the 2009 Annual Meeting of Stockholders.  The terms of office of our Class I directors will expire at the 2010 Annual Meeting of Stockholders. The terms of office of our Class II directors, will expire at the 2011 Annual Meeting.

Item 9.01.  Financial Statements and Exhibits.

      (d)       Exhibits.

      99.1      Press Release dated August 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTROGEN THERAPEUTICS, INC.

		By:	/s/ James W. Albrecht, Jr.
James W. Albrecht, Jr.
Chief Financial Officer

Date:	August 12, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 12, 2008.